Supplement, dated July 30, 2010

to SAI, dated May 1, 2010

SUPPLEMENT

MUTUAL OF AMERICA INVESTMENT CORPORATION

On Page 18 of the Statement of Additional Information in the Directors and Officers paragraph of the Management of the Investment Company section, Mr. Greed replaced Mr. Altstadt as Chairman, President and Chief Executive Officer.  Delete the last sentence of the second paragraph and replace it with the following sentence:

“Mr. Greed serves as director of one other investment company advised by or affiliated with the Adviser, Mutual of America Institutional Funds, Inc.”

Also on Page 18 of the Statement of Additional Information, delete the last paragraph on the page which describes Mr. Altstadt and replace it with the following paragraph:

“John R. Greed. Mr. Greed is the Senior Executive Vice President and Chief Financial Officer of Mutual of America. He has served on the Board of the American Life Insurance Company of New York (formerly a subsidiary of Mutual of America). He is a Certified Public Accountant and prior to joining Mutual of America he was a partner in one of the major worldwide accounting firms. He brings expertise in finance and accounting to the Board as well as leaderships developed from his many years working in various senior executive positions at Mutual of America and, prior to that, at an accounting firm.”

On Page 20 of the Statement of Additional Information in the Interested Directors table, delete the entry for Mr. Altstadt, as well as the last sentence on the page.

On Page 21 of the Statement of Additional Information in the Interested Directors table, make the following changes to the entry for Mr. Greed:

Replace “Position with the Fund” with the following information: “Chairman, President and Chief Executive Officer.”

Revise the description for “Principal Occupation(s) in Past Five Years” to read: “Senior Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company; Chairman, President and Chief Executive Officer, Mutual of America Institutional Funds, Inc., Senior Executive Vice President and Chief Financial Officer, Mutual of America and Mutual of America Holding Company, Inc. since December 2007, prior thereto, Senior Executive Vice President and Treasurer; Senior Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Institutional Funds, Inc. and Mutual of America Capital Management Corporation.”

Revise the description for “Directorships held by Director” to read: “Mutual of America; Mutual of America Investment Corporation; Mutual of America Institutional Funds, Inc.; Mutual of America Holding Company, Inc.”

Also on Page 21, after the entry for Mr. Greed, add the following sentence:

“Mr. Greed is an “interested person” as an officer of the Adviser and of affiliates of the Adviser.”

On Page 22 of the Statement of Additional Information at the end of the Officers table, add the following entry for “George L. Medlin, age 59”:

“Position with the Fund: Executive Vice President and Chief Financial Officer.

Length of Time Served: since July 2010.

Principal Occupation(s) in Past Five Years: Executive Vice President and Chief Financial Officer, Mutual of America Investment Corporation; Executive Vice President and Treasurer, Mutual of America; and prior thereto Executive Vice President and Internal Auditor, Mutual of America.

Number of Portfolios in Complex Overseen: 30

Directorships held by Director: Mutual of America Holding Company.”